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                                                                      WSGR DRAFT
                                                                        11/8/96


                                3,000,000 Shares

                              PUMA TECHNOLOGY, INC.

                                  Common Stock


                             UNDERWRITING AGREEMENT


                                                               December __, 1996


Deutsche Morgan Grenfell/C.J. Lawrence Inc.
Alex. Brown & Sons Incorporated
c/o Deutsche Morgan Grenfell/C.J. Lawrence Inc.
     31 West 52nd Street, 25th Floor
     New York, New York 10019

Morgan Grenfell & Co., Limited
Alex. Brown & Sons Incorporated
c/o Morgan Grenfell & Co., Limited
     6-8 Bishopsgate
     Podium Floor
     London EC2P 2AT
     England

Ladies and Gentlemen:

     Puma Technology, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several Underwriters (as defined below), and certain stockholders of the Company (the "SELLING STOCKHOLDERS") named in Schedule I hereto severally propose to sell to the several Underwriters, an aggregate of 3,000,000 shares (the "FIRM SHARES") of the Company's Common Stock, $0.001 par value per share (the "COMMON STOCK"), of which 2, 500,000 shares are to be issued and sold by the Company and 500,000 shares are to be sold by the Selling Stockholders.

     It is understood that, subject to the conditions hereinafter stated, 2,250,000 Firm Shares (the "U.S. FIRM SHARES") will be sold to the several U.S. Underwriters named in Schedule II hereto (the "U.S. UNDERWRITERS") in connection with the offering and sale of such U.S. Firm Shares in the United States to United States Persons (as such term is defined in the Agreement Between U.S. and International Underwriters of even date herewith, the "INTERSYNDICATE AGREEMENT"), and 750,000 Firm Shares (the "INTERNATIONAL FIRM SHARES") will be sold to the several International Underwriters named in Schedule III hereto (the "INTERNATIONAL UNDERWRITERS") in connection with the offering and sale of such International Firm Shares outside the United States to persons other than United States Persons. Deutsche Morgan Grenfell/C. J. Lawrence Inc. and Alex. Brown & Sons Incorporated shall act as representatives (the "U.S. REPRESENTATIVES") of the several U.S. Underwriters, and Morgan Grenfell & Co., Limited and Alex. Brown & Sons Incorporated shall act as representatives (the "INTERNATIONAL

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REPRESENTATIVES") of the several International Underwriters.  The U.S.
Underwriters and the International Underwriters are hereinafter collectively referred to as the "UNDERWRITERS."

     In addition, the Selling Stockholders propose to grant to the several U.S. Underwriters an option to purchase up to an additional 450,000 shares (the "OPTION SHARES") of Common Stock from them solely for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are hereinafter collectively referred to as the "SHARES."

     1. SALE AND PURCHASE OF THE SHARES. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

          (a) (i) The Company agrees to issue and sell an aggregate of 2,500,000 Firm Shares to the several Underwriters, (ii) each Selling Stockholder agrees to sell to the several Underwriters the number of Firm Shares set forth opposite such Selling Stockholder's name under the column "Number of Firm Shares To Be Sold" in Schedule I hereto, and (iii) each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, at U.S.$____ per share (the "INITIAL PRICE"), the respective number of Firm Shares set forth opposite the name of such Underwriter in Schedules II and III hereto.

          (b) The Selling Stockholders grant to the several U.S. Underwriters an option to purchase at the Initial Price, severally and not jointly, all or any part of the Option Shares set forth opposite each Selling Stockholder's name under the column "Number of Option Shares To Be Sold" in Schedule I hereto. The number of Option Shares to be purchased by each U.S. Underwriter shall be the same percentage (adjusted by the U.S. Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the U.S. Underwriters as such U.S. Underwriter is purchasing of the U.S. Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the second business day before the Firm Shares Closing Date (as defined below), and only once thereafter within 30 days after the date of this Agreement, in each case upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the U.S. Representatives to an attorney-in-fact for the Selling Stockholders no later than 12:00 noon, New York City time, on the second business day before the Firm Shares Closing Date or at least three business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

     2. DELIVERY AND PAYMENT. Delivery by the Company and the Selling Stockholders of the Firm Shares to you for the respective accounts of the Underwriters, and payment of the purchase price for the Firm Shares to be sold by the Company shall be made by certified or official bank check or checks payable to the order of the Company, and payment for the Firm Shares to be sold by the Selling Stockholders shall be made by certified or official bank check or checks payable to the order of __________, as custodian for the Selling Stockholders (the "Custodian"), in each case payable in federal funds or other funds immediately available in New York City shall take place at 10:00 a.m., New York City time, on the third business day following the date of this Agreement (or the fourth business day if permitted by Rule 15c6-1(c) promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")), or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by you and the Company (such time and date of delivery and payment are called the "FIRM SHARES CLOSING DATE").


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     In the event the option with respect to the Option Shares is exercised, delivery by the certain Selling Stockholders of the Option Shares to you for the respective accounts of the U.S. Underwriters and payment of the purchase price by certified or official bank check or checks payable in federal funds or other funds immediately available in New York City to the Custodian shall take place at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section l(b) above (such time and date of delivery and payment are called the "OPTION SHARES CLOSING DATE"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "CLOSING DATE" and, collectively, the "CLOSING DATES."

     Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as you shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(b) above and shall be made available to you for checking and packaging, at such place as is designated by you, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

     3. REGISTRATION STATEMENT AND PROSPECTUS; PUBLIC OFFERING. The Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the published rules and regulations thereunder (the "RULES") adopted by the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-1 (No. 333-______), including a preliminary prospectus, relating to the Shares. The Registration Statement (as hereinafter defined) contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus (the "U.S. PROSPECTUS"), to be used in connection with the offering and sale of Shares in the United States to United States Persons, and the international prospectus (the "INTERNATIONAL PROSPECTUS"), to be used in connection with the offering and sale of Shares outside the United States to persons other than United States Persons. The International Prospectus is identical to the U.S. Prospectus except for the outside front and outside back cover pages. The Company has filed with the Commission the Registration Statement and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related preliminary prospectus have heretofore been delivered by the Company to you. The term "PRELIMINARY PROSPECTUS" as used hereinafter means any preliminary prospectus (as described in Rule 430 of the Rules) relating to the Shares included at any time as a part of the Registration Statement. The Registration Statement as amended at the time it becomes effective (the "EFFECTIVE DATE"), including all exhibits and information, if any, deemed to be part of the Registration Statement pursuant to Rule 424(b), Rule 430A and Rule 434 of the Rules, is hereinafter referred to as the "REGISTRATION STATEMENT." The term "PROSPECTUS" means the U.S. Prospectus and the International Prospectus relating to the Shares in the respective forms first used to confirm sales of the Shares (whether such prospectus was included in the Registration Statement at the time of effectiveness or was subsequently filed with the Commission pursuant to Rule 424(b) of the Rules). If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

     The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as you deem advisable. The Company and the Selling Stockholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).


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     4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents and warrants to each of the Underwriters and each of the Selling Stockholders as follows:

          (a) The Registration Statement has been prepared in conformity with the requirements of the Securities Act and the Rules. Copies of such Registration Statement have been delivered by the Company to you as the representatives of the Underwriters. The Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the Rules.

          (b) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the conduct or nature of its business makes such qualification necessary, except for such jurisdictions where the failure to be so qualified or be in good standing would not have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company. The execution and delivery of the Agreement and Plan of Merger dated as of _________, 1996 (the "MERGER AGREEMENT") between Puma Technology, Inc., a California corporation (the "CALIFORNIA CORPORATION"), and the Company, effecting the reincorporation of the California Corporation under the laws of the State of Delaware, was duly authorized by all necessary corporate action on the part of each of the California Corporation and the Company. Each of the California Corporation and the Company had all corporate power and authority to execute and deliver the Merger Agreement, to file the Merger Agreement with the Secretary of State of California and the Secretary of State of Delaware and to consummate the reincorporation contemplated by the Merger Agreement, and the Merger Agreement at the time of execution and filing constituted a valid and binding obligation of each of the California Corporation and the Company, enforceable in accordance with its terms. Each subsidiary of the Company (a "SUBSIDIARY," and collectively the "SUBSIDIARIES") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state or other jurisdiction of incorporation. Each Subsidiary is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the conduct or nature of its business makes such qualification necessary, except for such jurisdictions where the failure to be so qualified or be in good standing would not have a material adverse affect on the assets or properties, business, results of operations or financial condition of the Company. The Company does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization other than the Subsidiaries.

          (c) The Company and each of the Subsidiaries have all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from, and has made all declarations and filings with, all governmental or regulatory bodies or any other person or entity, including any and all authorizations, approvals, consents, orders, licenses, certificates and permits required under any foreign, federal, state or local law, to own, lease, license and use its assets and properties and to conduct its businesses as now being conducted and as proposed to be conducted as described in the Registration Statement and the Prospectus. The Company has no reason to believe that any authorizations, approvals, consents, orders, licenses, certificates, permits or other approvals for which it has applied or intends to apply will not be granted in due course and without unusual limitation or delay, or that such licenses will not be sufficient in all material respects to permit the Company to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of the Subsidiaries have fulfilled and performed in all material respects all

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of their obligations with respect to such authorizations, approvals, consents, orders, licenses, certificates and permits, and neither the Company nor any Subsidiary is in violation of any term or provision of any such authorizations, approvals, consents, orders, licenses, certificates or permits, nor has any event occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or which could result in any material impairment of the rights of the holder thereof. No such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus. Neither the Company nor any of the Subsidiaries has any reason to believe that any governmental or regulatory body is considering modifying, limiting, conditioning, suspending, revoking or not renewing any such authorizations, approvals, consents, orders, licenses, certificates or permits of the Company or any of the Subsidiaries or that such governmental or regulatory bodies are investigating the Company or any of the Subsidiaries or related parties.

          (d) The Company and its Subsidiaries own, or have enforceable rights to use, all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights, technology and proprietary knowledge (collectively, "INTANGIBLES") necessary for the conduct of the business of the Company as described in the Registration Statement and the Prospectus. Neither the Company nor any of the Subsidiaries has received any notice of, and they are not aware, of, any infringement of, or conflict with rights of others with respect to, any Intangibles which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect upon the assets or properties, business, results of operations, prospects or financial condition of the Company. The Intangibles are free and clear of all liens and encumbrances of every nature and kind. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries has violated or infringed any patent, trademark, tradename, trade secret or copyright held by others or any license, authorization or permit held by them, in any manner which may materially adversely affect the Intangibles or the business of the Company. Except in connection with transactions entered into in the ordinary course of business, neither the Company nor any of the Subsidiaries has granted any licenses or any other rights or has any obligations to grant licenses or any other rights to any Intangibles. Neither the Company nor any of the Subsidiaries has made any material claim of violation or infringement by others of rights to, or in connection with, the Intangibles, and the Company knows of no basis for making any such claim. There are no interferences or other contested proceedings, either pending or, to the best knowledge of the Company, threatened, in the United States Copyright Office, the United States Patent Trademark Office or any foreign, state or local court or before any other government agency or tribunal, relating to any pending application with respect to the Intangibles.

          (e) The Company and each of the Subsidiaries have (i) good and valid title to each of the items of personal property and good, marketable and insurable fee title to all real property reflected in its financial statements referred to in subsection (t) of this Section 4 or referred to in the Registration Statement and the Prospectus as being owned by it and (ii) valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests, defects or rights of way of any nature except as described in the Registration Statement and the Prospectus. No financing statement under the Uniform Commercial Code with respect to any assets of the Company or the Subsidiaries has been filed in any jurisdiction, and neither the company nor any of the Subsidiaries has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement. All real property of the Company and the Subsidiaries reflected in the financial statements referred in subsection (t) of this
Section 4 or referred to in the Registration Statement and the Prospectus as being owned by the Company or the Subsidiaries is in good condition and conforms in all material respects with all applicable building, zoning, land use and other laws, ordinances, codes, orders and regulations, and the use of such real property conforms

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in all material respects with such laws, ordinances, codes, orders and regulations, and all necessary occupancy, certificates and permits for the lawful use and occupancy thereof and the equipment thereof have been used. All real and personal property leased by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property by the Company or the Subsidiaries, as applicable. All notices of violations of laws, ordinances, codes, orders or regulations issued by any governmental authority having jurisdiction over or affecting any such real property have been complied with by the Company or the Subsidiaries, as applicable.

          (f) Except as described in the Registration Statement and the Prospectus, there is no pending or, to the best knowledge of the Company, threatened, lawsuit or claim with respect to the Company or any of the Subsidiaries which (i) involves a claim by or against the Company or any of the Subsidiaries, as applicable, of more than $10,000, (ii) seeks injunctive relief that could have an adverse effect on the Company or (iii) could materially and adversely affect the performance by the Company or any of the Subsidiaries of their obligations pursuant to this Agreement or the transactions contemplated
hereby.   Neither the Company nor any of the Subsidiaries is in default under any judgment, order or decree of any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, applicable to it or any of its respective properties, assets, operations or businesses. There is no legal, regulatory, governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the best knowledge of the Company, threatened (and the Company does not know of any basis therefor) against or involving the assets, properties or business of the Company or the assets, properties or business of any of the Subsidiaries, that would materially adversely affect the value or the operation of any such assets or properties in the hands of the Company or the Subsidiaries or the business, results of operations, prospects or financial condition of the Company.

          (g) Neither the Company nor any of the Subsidiaries has at any time engaged in the handling, manufacture, treatment, storage, use or generation of any Hazardous Materials (as defined below) upon any real property owned or leased by it. Neither the Company nor any of the Subsidiaries been a party to any litigation in which it is alleged, nor have any of them at any time received written notice of any allegation or investigation of the possibility, that any of them or any of their assets is or was subject to any liability, clean-up or other obligation arising out of or relating to any discharge, or the storage, handling or disposal, of any Hazardous Material. There has been no discharge at any time by the Company or any of the Subsidiaries of any Hazardous Material that the Company or any of the Subsidiaries has reported or is or was obligated to report to any governmental agency, the occurrence of which may have a material adverse effect on the Company. For the purposes of this Agreement, "HAZARDOUS MATERIAL" means any substance: (i) the presence of which requires investigation or remediation under any foreign, federal, state or local statute, regulation, ordinance, order, action, policy or common law, (ii) that is or becomes defined as a "hazardous waste," "hazardous substance," pollutant or contaminant under any foreign, federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. 9601 ET SEQ.) and/or the Resource Conservation and Recovery Act (42 U.S.C.
section 6901 ET SEQ.), (iii) that is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States or of any state or any political subdivision thereof or (iv) which contains polychlorinated biphenyls (PCBs), asbestos, urea formaldehyde foam insulation or radon gas.

          (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as described therein, (i) there has not been any material adverse change, or any

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development involving a prospective material adverse change, in the assets or properties, business, results of operations, prospects or financial condition of the Company or the Subsidiaries, whether or not arising from transactions in the ordinary course of business, (ii) neither the Company nor any of the Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree that would have a material adverse effect on the Company, and (iii) and since the date of the latest balance sheets included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any of the Subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business,
(B) entered into any transaction not in the ordinary course of business, or
(C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

          (i) There is no document or contract of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. Each agreement filed as an exhibit to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or the Subsidiaries, as applicable, in accordance with its terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto, except for agreements that have expired by their terms or have been fully performed. Neither the Company, nor, to the best knowledge of the Company, any other party is in default, nor is any Subsidiary party thereto in default, in the observance or performance of any term or obligation to be performed by it under any such agreement or other material obligation, agreement, covenant, or condition contained in any other indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case in which a default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company. No default exists, and no event has occurred that with notice or lapse of time or both would constitute a default in the due performance and observance of any term, covenant or condition by the Company or any of the Subsidiaries of any other agreement or instrument to which the Company or any of the Subsidiaries is now a party or by which it or its properties or business may be bound or affected which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company.

          (j) Neither the Company nor any of the Subsidiaries is in violation of any term or provision of its charter or bylaws or of any judgment, decree, order, statute, rule or regulation where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company. There are no judgments, decrees, orders, statutes, rules or regulations required to be described in the Registration Statement or Prospectus that are not described as required.

          (k) There is no labor strike, dispute or work stoppage or lockout pending, or, to the best knowledge of the Company, threatened, against or affecting the Company or the Subsidiaries, and no such labor strike, dispute, work stoppage or lockout has occurred in the past with respect to any employees of the Company or the Subsidiaries. No union organization campaign is in progress with respect to the employees of the Company or the Subsidiaries, and no question concerning representation exists with respect to such employees. No unfair labor practice charge or complaint against the Company or the Subsidiaries is pending or, to the best knowledge of the Company, threatened, before the National Labor Relations Board or similar foreign authorities, and no

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such charge or complaint against the Company or any of the Subsidiaries has been filed in the past. There is no pending or, to the best knowledge of the Company, threatened grievance that, if adversely decided, would have a material adverse effect on the business, results of operations, prospects or financial condition of the Company. No charges with respect to or relating to the Company or the Subsidiaries are pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices, and no such charges have been filed in the past with respect to the Company or any of the Subsidiaries.

          (l) Each of the Company and the Subsidiaries has correctly and timely filed all necessary federal, state, local and foreign income, property and franchise tax returns and paid all taxes required to be shown as due thereon and all assessments received by it to the extent that the same are material and have become due. Neither the Company nor any of its officers has any knowledge of any tax deficiency of the Company or any of the Subsidiaries or any tax proceeding or action pending or threatened against the Company or any of the Subsidiaries that would materially adversely affect the business, financial position, stockholders' equity or results of operations, present or prospective, of the Company. There are no liens for taxes on the assets of the Company or the Subsidiaries, except for taxes not yet due. There are no audits pending of the Company's or any of the Subsidiaries' tax returns (federal, state, local or foreign), and there are no claims which have been or, to the best knowledge of the Company, may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency material to the Company. There have been no waivers of any statute of limitations by the Company or any of the Subsidiaries relating to tax returns (federal, state, local or foreign). The Internal Revenue Service has not asserted or threatened to assert any assessment, claim or liability for taxes due or to become due in connection with any review or examination of the tax returns of the Company or any of the Subsidiaries for any year.

          (m) None of the Company, any Subsidiary or any officer or director purporting to act on behalf of the Company or any Subsidiary has during the past five years (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any foreign, federal, state or local governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which the company or such Subsidiary as applicable, sells (or has in the past sold) or from which the Company, such Subsidiary or any officer or director purporting to act on behalf of the Company or any Subsidiary, as applicable, buys (or has in the past bought) products for the purpose of influencing such agent or person to buy products from or sell products to the Company or such Subsidiary, as applicable or (iv) engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company or such Subsidiary, as applicable.

          (n) Each of the Company and the Subsidiaries has adequate liability and other insurance policies insuring it against the risks of loss arising out of or related to its businesses, as described in the Registration Statement and Prospectus, issued by insurers of recognized financial responsibility. Neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and the Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

          (o) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is (or was) taken with respect to any differences.

          (p) On the date the Registration Statement became effective, or any post-effective amendment thereto shall become effective, on the date of the Prospectus or of any supplement or amendment to the Prospectus is filed with the Commission, and on each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder; on the dates referred to above, neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, contained or will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty as to the paragraph with respect to stabilization on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus. The Company acknowledges that the statements referred to in the previous sentence constitute the only information furnished in writing by you on behalf of the several Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.

          (q) The Company has all requisite corporate power and authority to enter into, deliver and perform this Agreement and to issue and sell the Shares to be sold by the Company. All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares to be sold by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (A) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by federal and state securities laws or the public policy underlying such laws.

          (r) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares to be sold by the Company) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require a consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to the terms of any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any Subsidiary or violate any provision of the charter or by-laws of the Company or any Subsidiary, except for such consents or waivers which have already been obtained and are in full force and effect.

          (s) No authorization, approval, consent, order, license, certificate, permit or order is required of or from any court or governmental or regulatory agency or body under any foreign, federal, state or local law for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, except such as have been obtained or as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares. This Agreement has been presented to any and all governmental agencies or authorities to the extent required by any applicable law, rule or regulation and this Agreement and the transactions contemplated hereby were approved by or on behalf of such governmental agencies or authorities to the extent required by any such law, rule or regulation and such approvals have not been revoked, modified or rescinded.

          (t) The consolidated financial statements and the pro forma combined financial statements of the Company, including all notes and schedules thereto, included in the Registration Statement and Prospectus present fairly the consolidated financial position, results of operations and cash flows, and stockholders' equity and the other information purported to be shown therein of the Company and its Subsidiaries at the respective dates and for the respective periods to which they apply. Such consolidated financial statements and the pro forma combined financial statements and the related notes and schedules thereto have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made. The other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. No other financial statements are required by the Securities Act to be included in the Registration Statement or the Prospectus.

          (u) Price Waterhouse LLP, whose reports are filed with the Commission as a part of the Registration Statement and Prospectus, are and, during the periods covered by their reports were, independent public accounts as required by the Securities Act and the Rules.

          (v) The Company has authorized and outstanding capital stock as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of Common Stock have been duly and validly authorized and duly and validly issued and are fully paid and nonassessable, and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable, and none of them will be issued in violation of any preemptive or other similar rights. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding subscription, option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

          (w) All of the outstanding shares of capital stock of the Subsidiaries have been duly and validly issued. All of the outstanding shares of capital stock of the Subsidiaries are owned by the Company, directly or indirectly, free and clear of any liens, charges or encumbrances, such shares of capital stock are fully paid and nonassessable, and none of them was issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding subscription, option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of capital stock of any Subsidiary or any security convertible into, or exercisable or exchangeable for, such stock.

          (x) Except as described in the Registration Statement and Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company or any Subsidiary under the Securities Act. There is no owner of any securities of the Company who has any rights, not effectively satisfied or waived, to require registration of any shares of capital stock of the Company in connection with the filing of the Registration Statement.

          (y) All outstanding shares of Common Stock, and all securities convertible into or exercisable or exchangeable for Common Stock, are subject to valid and binding agreements (collectively, the "LOCK-UP AGREEMENTS") that restrict the holders thereof from selling, making any short sale of, granting any option for the purchase of, or otherwise transferring or disposing of, any of such shares of Common Stock, or any such securities convertible into or exercisable or exchangeable for Common Stock, for a period of 180 days after the date of the Prospectus without the prior written consent of the Company or Deutsche Morgan Grenfell/C.J. Lawrence Inc.

          (z) The Company (i) has notified each holder of a currently outstanding option issued under the Company's 1993 Stock Option Plan or IntelliLink Corp.'s 1992 Incentive Stock Option Plan ( the "OPTION PLANS") and each person who has acquired shares of Common Stock pursuant to the exercise of any option granted under the Option Plans that pursuant to the terms of the Option Plans, none of such options or shares may be sold or otherwise transferred or disposed of for a period of 180 days after the date of the Prospectus and (ii) has imposed a stop-transfer instruction with the Company's transfer agent in order to enforce the foregoing lock-up provision imposed pursuant to the Option Plans.

          (aa) No transaction has occurred between or among the Company or any Subsidiary and any of their officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

          (bb) The Common Stock has been authorized for listing on the Nasdaq National Market upon official notice of issuance.

          (cc) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (dd) Neither the Company nor any of its directors, officers or controlling persons has taken or will take, directly or indirectly, any action resulting in a violation of Rule 10b-6 under the Exchange Act, or designed to cause or result under the Securities Act or otherwise in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of any securities of the Company or facilitation of the sale or resale of the Shares.

          (ee) Neither the Company nor any of the Subsidiaries has incurred any liability for finder's or broker's fees or agent's commissions in connection with the execution and delivery of this Agreement, the offer and sale of the Shares or the transactions contemplated hereby.

          (ff) The Company is not required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or the rules and regulations promulgated thereunder.

          (gg) The Company has complied with all of the requirements and filed the required forms, if any, as specified in Florida Statutes Section 517.075.

     5. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each of the Selling Stockholders represents and warrants to each of the Underwriters that:

          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding obligation upon such Selling Stockholder.

          (b) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Stockholder and _______________, as Custodian, relating to the deposit of the Shares to be sold by such Selling Stockholder (the "CUSTODY AGREEMENT"), and the Power of Attorney, appointing certain individuals as such Selling Stockholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "POWER OF ATTORNEY"), will not contravene any provision of applicable law, or the certificate or articles of incorporation or bylaws of such Selling Stockholder (if such Selling Stockholder is a corporation), the partnership agreement of such Selling Stockholder (if such Selling Stockholder is a partnership) or any agreement or other instrument binding upon such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Stockholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (c) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Custody Agreement and the Power of Attorney of such Selling Stockholder or the sale and delivery of the Shares to be sold by such Selling Stockholder, have been obtained.

          (d) Such Selling Stockholder has, and on each Closing Date will have, good and marketable title to the Shares to be sold by such Selling Stockholder, free and clear of all liens, encumbrances, equities or claims, and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder.

          (e) The Shares to be sold by such Selling Stockholder pursuant to this Agreement have been duly authorized and are validly issued, fully paid and nonassessable.

          (f) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Stockholder and are valid and binding agreements of such Selling Stockholder.

          (g) Delivery of the certificates for the Shares to be sold by such Selling Stockholder pursuant to this Agreement will pass valid and marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

          (h) All information furnished by or on behalf of such Selling Stockholder for use in the Registration Statement is, and on each Closing Date will be, true, correct, and complete, and does not, and on such Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading, and all information furnished in writing by or on behalf of such Selling Stockholder for use in the Prospectus is, and on such Closing Date will be, true, correct, and complete, and does not, and on such Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading in the light of the circumstances under which they were made.

          (i) Such Selling Stockholder has reviewed the Registration Statement and related Prospectus and (i) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this subsection (i) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (j) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder has delivered to the Custodian a properly completed and executed U.S. Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (k) Certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody pursuant to the Custody Agreement, duly executed and delivered by such Selling Stockholder to the Custodian, and such Selling Stockholder has duly executed and delivered a Power of Attorney.

          (l) The Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are, as a result of the obligations of such Selling Stockholder under this Agreement, subject to the interests of the Underwriters hereunder to the extent of such obligations. The arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the attorneys-in-fact by the Power of Attorney, are to that extent irrevocable. The obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event. If any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements. Actions taken by the attorneys-in-fact of the Selling Stockholders pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the attorneys-in-fact of the Selling Stockholders, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

          (m) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, each Selling Stockholder agrees not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than pursuant to the Option Plans, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement), without the prior written consent of Deutsche Morgan Grenfell/C.J. Lawrence Inc.; provided, however, that this Agreement shall not supersede any separate agreement executed by the Selling Stockholder and delivered to you with respect to the securities of the Company.

     6. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with subsection (a) of Section 7 of this Agreement.

          (b) No order preventing or superseding the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

          (c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to subsections (e) and
(f) of this Section 6 shall be true and correct when made and on and as of each Closing Date as if made on such date, and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

          (d) There shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company from that set forth in the Prospectus.

          (e) You shall have received on each Closing Date a certificate addressed to you and dated such Closing Date, of the chief executive or president and the chief financial officer or chief accounting officer of the Company to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and that the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement that are required to be performed or satisfied by it at or prior to such Closing Date.

          (f) You shall have received on each Closing Date a certificate, dated such Closing Date and signed by the Selling Stockholders (or by their attorney-in-fact on their behalf), to the effect that such Selling Stockholder has carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Selling Stockholders in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and that each Selling Stockholder has performed all covenants and agreements and satisfied all conditions contained in this Agreement that are required to be performed or satisfied by it at or prior to such Closing Date.

          (g) The Underwriters shall have received, on each of the date hereof and on each Closing Date, a letter dated the date hereof or such Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Price Waterhouse LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided, however, that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (h) You shall have received on each Closing Date from Gray Cary Ware & Freidenrich, counsel for the Company, an opinion, addressed to you and dated such Closing Date, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the conduct or nature of its business makes such qualification necessary, except for such jurisdictions where the failure to be so qualified or be in good standing would not have a material adverse effect on the assets or properties, business, results of operations, prospects or financial condition of the Company.

               (ii) Each of Company's Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state or other jurisdiction of incorporation, except for such jurisdictions where the failure to be so qualified or be in good standing would not have a material adverse affect on the assets or properties, business, results of operations or financial condition of the Company. All of the outstanding shares of capital stock of the Subsidiaries are owned by the Company, directly or indirectly, free and clear of any liens, charges or encumbrances, and such shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable, and none of them was issued in violation of any preemptive or other similar right. To the best of such counsel's knowledge, there is no outstanding subscription, option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of capital stock of any Subsidiary or any security convertible into, exercisable for,
          or exchangeable for such stock.    To the best of such counsel's
          knowledge, the Company does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization other than the Subsidiaries.

               (iii) The Company and each of the Subsidiaries have all requisite corporate power and authority and all necessary authorizations, approvals, consents orders, licenses, certificates and permits of and from, and has made all declarations and filings with, all governmental or regulatory bodies or any other person or entity, including any and all authorizations, approvals, consents, orders, licenses, certificates and permits required under applicable law to own, lease and license its assets and properties and to conduct its business as now being conducted and as proposed to be conducted as described in the

          Registration Statement and the Prospectus. The Company has all requisite corporate power and authority and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares to be sold by the Company, other than the those authorizations, approvals, consents, orders, licenses, certificates and permits required under state and foreign securities laws.

               (iv)   The Company has authorized and issued capital stock as set
          forth in the Registration Statement and the Prospectus.   The
          certificates evidencing the Shares are in due and proper legal form
          and have been duly authorized for issuance by the Company.   All of
          the outstanding shares of Common Stock of the Company have been duly and validly authorized and have been duly and validly issued and are fully paid and nonassessable, and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable, and none of them will have been issued in violation of any preemptive or other similar right. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding subscription, option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

               (v) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares to be sold by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, receivership, moratorium or other similar laws then or thereafter in effect relating to or affecting the rights of creditors generally and by general equitable principles regardless of whether enforcement is considered in proceedings at law or in equity (including the possible unavailability of specific performance or injunctive relief and the general discretion of the court or tribunal considering the matter) and (B) to the extent that rights to indemnity or contribution under this Agreement may be unenforceable under certain circumstances under law or court decisions with respect to a liability where indemnification or contribution is contrary to law or public policy.

               (vi) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares to be sold by the Company) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time or both would constitute a default) under, or require a consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary, pursuant to the express terms of any indenture, mortgage, deed of trust, note or other agreement or instrument filed as an exhibit to the Registration Statement or otherwise known to such counsel and to which the Company or any Subsidiary is a party or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation binding upon or applicable to the Company or any Subsidiary or violate any provision of the charter or by-laws of the Company or any Subsidiary, except for such consents or waivers which have already been obtained and are in full force and effect.

               (vii) Except as described in the Registration Statement and the Prospectus, to the best of such counsel's knowledge, no default exists, and no event has occurred that with notice or lapse of time or both would constitute a default in the due performance and observance of any term, covenant or condition by the Company of any indenture, mortgage, deed of trust, note or any other agreement filed as an exhibit to the Registration Statement, where, the consequences of such default would have a material and adverse effect on the assets, properties or business of the Company.

               (viii) To the best of such counsel's knowledge, neither the Company nor any of the Subsidiaries is in violation of any term or provision of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets, properties or businesses of the Company.

               (ix) No authorization, approval, consent, order, license, certificate, permit or order is required of or from any court or governmental or regulatory agency or body under foreign federal, state or local law for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby or any other transaction described in the Registration Statement to be entered into prior to or contemporaneously with the sale of the Shares, except (A) as disclosed in the Registration Statement,
          (B) such as have been obtained and (C) such as are required under state and foreign securities laws.

               (x) To the best of such counsel's knowledge, there is no litigation or governmental, regulatory or other proceeding or investigation before any court or before or by any public body or board pending or threatened against the Company or any of the Subsidiaries which is required to be disclosed in the Prospectus and which is not so disclosed.

               (xi) The statements (A) in the Prospectus under the captions "Risk Factors -- Proprietary Rights, Risk of Infringement and Source Code Release," "Risk Factors -- Control by Exisiting Stockholders; Certain Charter, Bylaws and Other Provision," "Risk Factors -- Shares Eligible for Future Sale," "Dividend Policy," "Management," "Certain Transactions," "Description of Capital Stock" and "Shares Eligible for Future Sale" and (B) in the Registration Statement in Items 14 and 15, in each case insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for by the Securities Act and the Rules with respect to such documents and matters. To the best of such counsel's knowledge, all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

               (xii) The Registration Statement, all preliminary prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial and statistical data derived therefrom, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

               (xiii) The Registration Statement has become effective under the Securities Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration

          Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated.

               (xiv) The Company is not and, after giving effect to the offering and sale of the Shares and the applications of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

               (xv) The Shares have been duly approved for listing on the Nasdaq National Market.

               (xvi) To the best of such counsel's knowledge, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except as disclosed in the Registration Statement and the Prospectus.

     In addition, such opinion shall include a statement to the effect that such counsel has acted as counsel for the Company in connection with the preparation of the Registration Statement and Prospectus and, based upon the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that, under the Securities Act and the Rules, (i) the Registration Statement at the time it became effective contained any untrue of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus, as amended or supplemented, contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except with respect to the financial statements and notes and schedules thereto and other financial and statistical data derived therefrom, as to which such counsel need make no statement).

     To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of officers of the Company and public officials and on the opinions of other counsel satisfactory to you as to matters which are governed by laws other than the laws of the States of California and Delaware and the federal laws of the United States; provided, however, that such counsel shall state that in their opinion that they believe the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished upon request to you and counsel for the Underwriters.

          (i) You shall have received on each Closing Date from Gray Cary Ware & Freidenrich, counsel for the Selling Stockholders, an opinion, addressed to you and dated such Closing Date, to the effect that:

               (i) this Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Stockholders;

               (ii) the execution and delivery by each Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney of such Selling Stockholder will not contravene any provision of applicable law, or the certificate or articles of incorporation or bylaws of such Selling Stockholder (if such Selling Stockholder is a corporation), or the partnership agreement of such Selling Stockholder (if such Selling Stockholder is a partnership) or, to the best of such counsel's knowledge, any agreement or other instrument binding upon such Selling Stockholder or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, the Custody Agreement or the Power of Attorney of such Selling Stockholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares;

               (iii) each of the Selling Stockholders has the legal right and power, and all authorization and approval required by law or contract, to enter into this Agreement, the Custody Agreement and the Power of Attorney of such Selling Stockholder and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder; and each of the Selling Stockholders has good and marketable title to the Shares to be sold by such Selling Stockholder, and such sale, transfer and delivery is not subject to any right of first refusal or other contractual restriction and each of the certificates evidencing such Shares is in proper legal form;

               (iv) each of the Custody Agreement and the Power of Attorney of each Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder; and

               (v) delivery of the certificates for the Shares to be sold by each Selling Stockholder pursuant to this Agreement will pass valid and marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

          (j) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to you and counsel for the Underwriters, and the Underwriters shall have received from Wilson Sonsini Goodrich & Rosati a favorable opinion, addressed to you and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as you may reasonably request, and the Company shall have furnished to Wilson Sonsini Goodrich & Rosati such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (k) The Company shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

          (l) The "lock-up" agreements between you and certain stockholders, officers and directors of the Company relating to sales of shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          (m)  The Company shall have complied with the provisions of subsection
(b) of Section 7 with respect to the furnishing of Prospectuses on the business day following the date of this Agreement.

          (n) The Shares shall have been approved for listing, upon official notice of issuance, on the Nasdaq National Market.

     7. COVENANTS OF THE COMPANY. The Company covenants and agrees with each Underwriter as follows:

          (a) The Company shall prepare the Prospectus in a form approved by you and file such Prospectus pursuant to Rule 424(b) the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act, and shall promptly advise you (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus or for any additional information, (iii) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file or prepare any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished to you a copy for your review within a reasonable amount of time prior to filing or use any such proposed amendment or supplement to which you reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) Prior to 10:00 a.m., New York City time, on the business day following the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus at such locations and in such quantities as you may reasonably request. If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company shall promptly, subject to the second sentence of subsection (a) of this Section 7, prepare and file with the Commission and furnish (at the Company's expense) to the Underwriters and to any dealers in the Shares an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

          (c) The Company shall make generally available to its security holders and to you as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement of the Company, covering such 12-month period, which shall satisfy the provisions of
Section 11(a) of the Securities Act. The Company may satisfy this requirement by complying with Rule 158 of the Rules.

          (d) The Company shall furnish to you and counsel for the Underwriters, without charge, three signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as you may reasonably request.

          (e) The Company shall cooperate with you and counsel for the Underwriters in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as you may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to subject itself to taxation as doing business in any jurisdiction. In each jurisdiction in which the Shares have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the Effective Date.

          (f) For a period of five years after the date of this Agreement, the Company shall supply to you, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to you a copy of each annual or other report it shall be required to file with the Commission (including the Report on Form SR required by Rule 463 of the Rules).

          (g) Without the prior written consent of Deutsche Morgan Grenfell/C.J. Lawrence Inc., for a period of 180 days after the date of the Prospectus, the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into or exercisable or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company's Option Plans. In the event that during this period, (i) any shares are issued pursuant to the Company's Option Plans or (ii) any registration is effected on Form S-8 or on any successor form, the Company shall obtain the written agreement of each grantee or purchaser or holder of such registered securities that, for a period of 180 days after the date of the Prospectus, such person will not, without the prior written consent of Deutsche Morgan Grenfell/C.J. Lawrence Inc., offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person.

          (h) The Company agrees: (i) to enforce the terms of each Lock-up Agreement, (ii) issue stop-transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-up Agreement and (iii) upon written request of Deutsche Morgan Grenfell/C.J. Lawrence Inc., to release from the Lock-up Agreements those shares of Common Stock held by those holders set forth in such request. In addition, except with the prior written consent of Deutsche Morgan Grenfell/C.J. Lawrence Inc., the Company agrees (i) not to amend or terminate, or waive any right under, any Lock-up Agreement, or take any other action that would directly or indirectly have the same effect as an amendment or termination, or waiver of any right under, any Lock-up Agreement, that would permit any holder of shares of Common Stock, or securities convertible into or exercisable or exchangeable for Common Stock, to sell, make any short sale of, grant any option for the purchase of, or otherwise transfer or dispose of, any of such shares of Common Stock or other securities prior to the expiration of 180 days after the date of the Prospectus, and
(ii) not to consent to any sale, short sale, grant of an option for the purchase of, or other disposition or transfer of shares of Common Stock, or securities convertible into or exercisable or exchangeable for Common Stock, subject to a Lock-up Agreement.

          (i) The Company will place a restrictive legend on any shares of Common Stock acquired pursuant to the exercise, after the date hereof and prior to the expiration of the 180-day period after the date of the Prospectus, of any option granted under the Option Plans, which legend shall restrict the transfer of such shares prior to the expiration of such 180-day period. In addition, the Company agrees that, without the prior written consent of Deutsche Morgan Grenfell/C.J. Lawrence Inc, it will not release any stockholder or option holder from the market standoff provision imposed by the Company pursuant to the terms of the Option Plans earlier than 180 days after the date of the Prospectus.

          (j) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by The Nasdaq Stock Market (including any required registration under the Exchange Act).

          (k) To use its best efforts to maintain the listing of the Common Stock on the Nasdaq National Market.

          (l) Prior to a Closing Date, the Company will not issue, directly or indirectly, without the prior written consent of Deutsche Morgan Grenfell/C.J. Lawrence Inc., which shall not be unreasonably withheld, any press release or other communication or hold any press conference with respect to the Company or its activities or this offering, other than press releases issued in the ordinary course of the Company's business with respect to the Company's operations

          (m) The Company will comply with all of the provisions of any undertakings contained in the Prospectus or the Registration Statement.

          (n) The Company will apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Prospectus.

          (o) Except as stated in this Agreement and in the Prospectus, the Company will not take directly or indirectly (except for any action taken by the Underwriters) any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (p) The Company will not make any payments or distributions to its shareholders for the purpose of funding, directly or indirectly, any tax liabilities of its shareholders.

     8.   EXPENSES.   The Company and each of the Selling Stockholders covenant
and agree to pay, or reimburse if paid by you, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel, the Company's accountants and counsel for the Selling Stockholders in connection with the registration and delivery of the Shares under the Securities Act and all other expenses in connection with the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the costs and expenses relating to the preparation, transfer and delivery of the Shares to the Underwriters, including the cost of printing certificates representing the Shares; (iii) the costs and expenses relating to the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in subsection (e) of Section 7, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification, and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the cost of furnishing (including costs of shipping and mailing) to you and to the Underwriters copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) all fees and expenses of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering, including the fees and disbursements of counsel for Underwriters in connection with such review; (vi) the furnishing (including costs of shipping and mailing) to you and to the Underwriters of copies of all reports and information required by subsection (f) of Section 7; (vii) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses relating to the listing of the Shares for quotation on the Nasdaq National Market; (viii) the cost and charges of any transfer agent or registrar; (ix) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters; and (x) costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section. Subject to the provisions of Section 11, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters. The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and the Selling Stockholders may otherwise have for the allocation of such expenses among themselves.

     :   INDEMNIFICATION.  (a)    The Company agrees to indemnify and hold
harmless each Underwriter, each of their respective officers, directors, partners, employees, agents and counsel, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities, joint or several (including any legal and other expenses incurred in connection with, and any amount paid in settlement of, defending or investigating any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other foreign, federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that such indemnity shall not inure to the benefit of any Underwriter (or any officers, directors, partners, employees, agents, counsel or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with the information furnished in writing to the Company by you on behalf of any Underwriter specifically for use therein as described in subsection (p) of Section 4. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each of the Selling Stockholders agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, each of their respective officers, directors, partners, employees, agents and counsel, and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities, joint or several (including any legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other foreign, federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each Selling Stockholder, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, from and against any and all losses, claims, damages and liabilities, joint or several (including any legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other foreign, federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by you on behalf of such Underwriter specifically for use therein.

          (d) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party in writing of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the. right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent, PROVIDED, HOWEVER, that such consent has not been unreasonably withheld.

     10. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in subsections (a),
(b) and (c) of Section 9 is due in accordance with its terms but for any reason is held to be unavailable to an indemnified party, the Company, the Selling Stockholders and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company, the Selling Stockholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parites on the one hand and the indemnified party or parties on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 9 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the indemnifiying party or parties on the one hand and the indemnified party or parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by each of the Company and the Selling Stockholders, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus.
The relative fault of the Company, the Selling Stockholders or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 10, (i) in no case shall any Underwriter (except as may be provided in the [Syndicate Agreement]) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) the Company and the Selling Stockholders shall be liable and responsible for any amount in excess of such underwriting discount; PROVIDED, HOWEVER that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each Selling Stockholder, each officer of the Company who shall have signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in case to clauses (i) and (ii) in the immediately preceding sentence of this Section 10. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from any obligation it or they may have hereunder or otherwise than under this Section, except to the extent of any material prejudice resulting from such failure to notify. No party shall be liable for contribution with respect to any action, suit proceeding or claim settled without its written consent; PROVIDED, HOWEVER that such written consent has not been unreasonably withheld. The Underwriters' obligations to contribute pursuant to this
Section 10 are several in proportion to their respective underwriting commitments and not joint.

     11. TERMINATION. This Agreement may be terminated by you with respect to the Shares to be purchased on a Closing Date by notifying the Company at any time in the event of one of the following:

          (a) in your sole and absolute discretion and judgment at or before any Closing Date: (i) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not said loss shall have been insured, will make it inadvisable to proceed with the offering; (ii) if there has been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the business, operations, earnings, prospects, properties or financial condition of the Company, whether or not arising in the ordinary court of business; (iii) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the future materially disrupt, the securities markets; (iv) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your judgment, inadvisable to proceed with the offering; (v) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in your judgment, inadvisable or impracticable to market the Shares; (vi) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (vii) if a banking moratorium has been declared by any state or federal authority, or

          (b) at or before any Closing Date, that any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement.

          If this Agreement is terminated pursuant to any of its provisions, the Company and the Selling Stockholders shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or the Selling Stockholders, except that (i) if this Agreement is terminated by you or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of Agreement, the Company and the Selling Stockholders will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel for the Underwriters) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (ii) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company and the Selling Stockholders or to the other Underwriters for damages occasioned by its failure or refusal.

     12. SUBSTITUTION OF UNDERWRITERS. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 11) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, you may find one or more substitute underwriters to purchase such Shares or make such other arrangements as you may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by you, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

          (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms set forth in proportion to their respective obligations hereunder; provided, however, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 12 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

          (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10 % of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to you to purchase such Shares upon the terms set forth in this Agreement.

          In any such case, either you or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any amendments or supplements to the Registration Statement or Prospectus) may be effected by you and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section 12 within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and without liability on the part of the Company, except in both cases as provided in Sections 8, 9, 10 and 11. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

     13. MISCELLANEOUS. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, the Selling Stockholders and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any indemnification made by or on behalf of any Underwriter, the Selling Stockholders or the Company or any of the officers, directors or controlling persons referred to in Sections 9 and 10 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 8, 9, 10 and 11 shall survive the termination or cancellation of this Agreement.

          This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, the Selling Stockholders or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

          All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to you, c/o Deutsche Morgan Grenfell/C.J. Lawrence

Inc., 31 West 52nd Street, New York, New York 10019, and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

          This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Please confirm that the foregoing Underwriting Agreement correctly sets forth the agreement among us.

                                   Very truly yours,

                                   PUMA TECHNOLOGY, INC.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   The Selling Stockholders named in Schedule I hereto, acting severally



                                   ---------------------------------------------
                                   Attorney-in-Fact

Confirmed,               , 1996
           --------------
DEUTSCHE MORGAN GRENFELL/C.J. LAWRENCE INC.
ALEX. BROWN & SONS INCORPORATED
     Acting severally on behalf of themselves and the several U.S. Underwriters named in Schedule II annexed hereto.

By:  DEUTSCHE MORGAN GRENFELL/C.J. LAWRENCE INC.

     By:
        ----------------------
     Name:
     Title:


MORGAN GRENFELL & CO., LIMITED
ALEX. BROWN & SONS INCORPORATED
     Acting severally on behalf of themselves and the International Underwriters named in Schedule III annexed hereto.

By:  MORGAN GRENFELL & CO., LIMITED

     By:
        ----------------------
     Name:
     Title:

                                   SCHEDULE I


                                                                             NUMBER OF FIRM       NUMBER OF OPTION
                    SELLING STOCKHOLDER                                     SHARES TO BE SOLD     SHARES TO BE SOLD
 ------------------------------------------------------------------------  -------------------   -------------------
Greylock Equity Limited Partnership . . . . . . . . . . . . . . . . . . .             286,197              291,745

Funds affiliated with CSK Venture Capital Co., Ltd. . . . . . . . . . . .             139,010              141,705

C. Bruce Johnstone  . . . . . . . . . . . . . . . . . . . . . . . . . . .              36,633                3,367

P.H. Morton . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              18,317                1,683

Steven L. LaVaute & Blanca Maria Isabel LaVaute Trust
    dated 4/6/83, as amended 9/22/92, Stephen L. LaVaute,
    Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                9,158                9,336

Jerome or JoAnne Robertson  . . . . . . . . . . . . . . . . . . . . . . .               9,158                  842

Agora Marketing International, Inc. . . . . . . . . . . . . . . . . . . .                 916                  933

Greg Dalcher  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 611                  389
                                                                                    ---------            ---------
                      Total . . . . . . . . . . . . . . . . . . . . . . . .           500,000              450,000

                      Schedule I to Underwriting Agreement

                                   SCHEDULE II

                                U.S. UNDERWRITERS


                                                           NUMBER OF FIRM SHARES
                          UNDERWRITER                         TO BE PURCHASED
---------------------------------------------------------- ---------------------
                         ------------
Deutsche Morgan Grenfell/C.J. Lawrence Inc.. . . . . . . .
Alex. Brown & Sons Incorporated  . . . . . . . . . . . . .




                                                           ---------------------

               Total . . . . . . . . . . . . . . . . . . .             2,250,000








                      Schedule II to Underwriting Agreement

                                  SCHEDULE III

                           INTERNATIONAL UNDERWRITERS

                                                           NUMBER OF FIRM SHARES
                          UNDERWRITER                         TO BE PURCHASED
---------------------------------------------------------- ---------------------
                         ------------
Morgan Grenfell & Co. Limited. . . . . . . . . . . . . . .
Alex. Brown & Sons Incorporated  . . . . . . . . . . . . .




                                                           ---------------------

               Total . . . . . . . . . . . . . . . . . . . .             750,000








                     Schedule III to Underwriting Agreement